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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

              As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 26, 2001, included in Public Service Company of New Mexico's Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.

                                        /s/ ARTHUR ANDERSEN LLP
Albuquerque, New Mexico
December 28, 2001